SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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Computer Sciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on August 7, 2012.

COMPUTER SCIENCES CORPORATION

CSC INVESTOR RELATIONS
3170 FAIRVIEW PARK DRIVE
FALLS CHURCH, VIRGINIA 22042

Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 11, 2012
Date: August 7, 2012 Time: 10:00 a.m., EDT
Location:	Computer Sciences Corporation
3170 Fairview Park Drive
Falls Church, Virginia 22042
Directions are available at http://www.csc.com/investor_relations

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT          ANNUAL REPORT

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Voting Items
The Board of Directors recommends a vote "FOR" each of the nominees in Proposal 1, and "FOR" Proposals 2 and 3

1.	To elect nine nominees to the CSC Board of Directors

Nominees:

	1a.	Irving W. Bailey, II

	1b.	David J. Barram

	1c.	Stephen L. Baum

	1d.	Erik Brynjolfsson

	1e.	Rodney F. Chase

	1f.	Judith R. Haberkorn

	1g.	J. Michael Lawrie

	1h.	Chong Sup Park

	1i.	Lawrence A. Zimmerman

2.	Approval, by non-binding vote, of executive compensation

3.	Ratification of the appointment of independent auditors
COMPUTER SCIENCES CORPORATION

Notice of 2012 Annual Meeting of Stockholders

The 2012 Annual Meeting of Stockholders will be held on Tuesday, August 7, 2012, at 10:00 a.m., at Computer Sciences Corporation, 3170 Fairview Park Drive, Falls Church, Virginia 22042. The purpose of the meeting is to vote on:

  The election as directors of the nine nominees named in CSC's Proxy Statement;
  Approval, by non-binding vote, of executive compensation;
  The ratification of the appointment of independent auditors; and
  Such other business as may properly come before the meeting

Only stockholders of record at the close of business on June 11, 2012, will be entitled to vote at the meeting and any postponements or adjournments thereof.

By Order of the Board of Directors,

M. Louise Turilli
Secretary
Falls Church, Virginia
June 22, 2012